IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

NATIONS FUNDS TRUST
All share classes of:
Nations Strategic Growth Fund
Nations Value Fund
Nations Short-Term Income Fund

Supplement dated July 25, 2005
to the Prospectus dated August 1, 2004, as supplemented

     This supplement contains important information about matters recently approved by the Board of Trustees (the “Board”) of Nations Funds Trust affecting Nations Strategic Growth Fund, Nations Value Fund and Nations Short-Term Income Fund (the “Funds”). At its May 4-5, 2005 regular Board Meeting, the Board approved the adoption of a new non-fundamental investment policy for each Fund, and also approved changes to each Fund’s name. In addition, at its July 13, 2005 special Board Meeting the Board approved name changes to the share classes of the Funds. The share class names for each of the Funds will be effective on or about August 22, 2005. The Fund name and investment policy changes will be effective September 23, 2005.

     Nations Strategic Growth Fund and each of its share classes will be renamed as indicated in the chart below. In addition to these changes, the Fund will adopt a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the S&P 500 Index at the time of purchase. As of June 30, 2005, the S&P 500 Index had a market capitalization range of approximately $535.3 million to $367.5 billion. Nations Strategic Growth Fund’s current policy is to invest at least 65% of its assets in common stocks of companies that it selects from among major industry sectors.

Current Fund and Share Class Names	New Fund and Share Class Names
Nations Strategic Growth Fund	Columbia Large Cap Core Fund
Investor A Shares	Class A shares
Investor B Shares	Class B shares
Investor C Shares	Class C shares
Primary A Shares	Class Z shares

     Nations Value Fund and each of its share classes will be renamed as indicated in the chart below. In addition to these changes, the Fund will adopt a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the Russell 1000 Value Index at the time of purchase. As of June 30, 2005, the Russell 1000 Value Index had a market capitalization range of approximately $859.0 million to $367.5 billion. Nations Value Fund’s current policy is to invest at least 80% of its assets in common stocks of U.S. companies.

Current Fund and Share Class Names	New Fund and Share Class Names
Nations Value Fund	Columbia Large Cap Value Fund
Investor A Shares	Class A shares
Investor B Shares	Class B shares
Investor C Shares	Class C shares
Primary A Shares	Class Z shares

     Nations Short-Term Income Fund and each of its share classes will be renamed as indicated in the chart below. In addition to these changes, the Fund will adopt a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its assets in bonds. Nations Short-Term Income Fund’s current policy is to invest at least 80% of its assets in income-producing securities.

Current Fund and Share Class Names	New Fund and Share Class Names
Nations Short-Term Income Fund	Columbia Short Term Bond Fund
Investor A Shares	Class A shares
Investor B Shares	Class B shares
Investor C Shares	Class C shares
Primary A Shares	Class Z shares